                                                                    EXHIBIT 99.9

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: MR Data Management, Inc.                     Case No.: 01-11496

                                                  Reporting Period: January 2002

                                                                      CURRENT                   CUMULATIVE
                                                                      -------                   ----------
Cash - Beginning of the Month                                                $2,860.00                     $2,860.00

Receipts                                                      Operating
Total Receipts                                                                                                 $0.00

Disbursements
Total Disbursements                                                          $2,860.00                     $2,860.00

Net Cash Flow                                                               ($2,860.00)                   ($2,860.00)

Cash - End of the Month                                                          $0.00                         $0.00


NOTE:  INACTIVE COMPANY.  CASH SWEPT TO LASON SYSTEMS, INC.

In re: MR Data Management, Inc.                      Case No.: 01-11496
                                                  Reporting Period: January 2002


                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                         -                         2,860
Restricted Cash and Cash Equivalents (see continuation sheet)                                                           -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                      -                         2,860
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                -                             -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                     (365,224)                     (368,084)
TOTAL OTHER ASSETS                                                                 (365,224)                     (368,084)

TOTAL ASSETS                                                                       (365,224)                     (365,224)

                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                            -                             -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                            -                             -

TOTAL LIABILITIES                                                                         -                             -
OWNER EQUITY
Capital Stock
Additional Paid-In Capital                                                         (345,074)                     (345,074)
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                    (20,150)                      (20,150)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                   (365,224)                     (365,224)
TOTAL LIABILITIES AND OWNERS' EQUITY                                               (365,224)                     (365,224)

In re: MR Data Management, Inc.                    Case No.: 01-11496
                                                  Reporting Period: January 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
Other Current Assets









Other Assets

Due To/From Subsidiaries                                                           (365,224)                    (368,085)






                                                                                   (365,224)                    (368,085)

                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
Other Postpetition Liabilities




Adjustments to Owner Equity


Post petition Contributions (Distributions) (Draws)




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.